Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
Income Taxes

10.                               Income Taxes

Sinovac Beijing, Tangshan Yian, Sinovac R&D and Sinovac Dalian are subject to income taxes in China on their taxable income as reported in their statutory accounts at a tax rate in accordance with the relevant income tax laws applicable to foreign investment enterprises.

On January 1, 2008, “The Law of the People’s Republic of China on Enterprise Income Tax” (the “Enterprise Income Tax Law”) became effective. This Enterprise Income Tax Law eliminated the previous preferential tax treatment that was available to the foreign invested enterprises (“FIEs”) but provided grandfathering of the preferential tax treatment currently enjoyed by the FIEs.  Under the Enterprise Income Tax Law, both domestic companies and FIEs are subject to an unified income tax rate of 25%. Sinovac Beijing reconfirmed its “High and New Technology Enterprise” (“HNTE”) status according to the new criteria and obtained the certificate on September 19, 2011. Sinovac Beijing qualifies for preferential income tax rate of 15% from 2011 to 2013.  The income tax rate will need to be reviewed every three years thereafter depending on whether or not Sinovac Beijing is in compliance with the “High and New Technology Enterprise” criteria. Tangshan Yian is subject to a 25% income tax rate but is subject to a preferential exemption from income taxes for two years and a 50% reduction in income taxes for the three years from 2008 to 2013. The unified income tax rate of 25% is also applicable to Sinovac R&D and Sinovac Dalian until they obtain HNTE certificates.

The Enterprise Income Tax Law provides that, if an enterprise incorporated outside the PRC has its “de facto management organization” located within the PRC, such enterprise may be recognized as a PRC tax resident enterprise and thus may be subject to enterprise income tax at the rate of 25% on its worldwide income. Under the Implementation Rules of the Enterprises Income Tax Law, “de facto management organization” means the organization which is essentially in charge of overall management and control with respect to the operation, personnel, books and accounts, and assets of the enterprise in question. As substantially all members of the management continue to be located in the PRC, the Company may be deemed a PRC tax resident enterprise and therefore be subject to an enterprise income tax rate of 25% on its worldwide income. The dividends that the Company receives from its PRC subsidiaries would be exempt from PRC withholding tax but be subject to income tax at 25% if the Company is recognized as a PRC tax resident.

If Sinovac Beijing had not been subject to the beneficial tax rate described above, the income tax expenses (net of non-controlling interest) would have been increased (decreased) by approximately $521,155 (RMB 3,373,697), ($2,545,830) (RMB17,254,418) and $2,622,861 (RMB 17,942,992), for the years ended December 31, 2011, 2010 and 2009, respectively.  Basic earnings (losses) per common share would have been approximately ($0.03), ($0.11), $0.41, and diluted earnings (losses) per common share would have been ($0.03), ($0.11), $0.40 for the years ended December 31, 2011, 2010 and 2009, respectively.

Pursuant to the double tax arrangement between Hong Kong and PRC, dividends paid by a foreign-invested enterprise in China to its direct holding company in Hong Kong are subject to withholding tax at a rate of 5%, or otherwise 10%. Whether the favorable rate will be applicable to dividends received by Sinovac Hong Kong from its PRC subsidiaries is subject to the approval of the PRC tax authorities because it is unclear whether Sinovac Hong Kong is considered as the beneficial owner of the dividends in substance. The PRC tax authorities have discretion to assess whether a recipient of the PRC-sourced income is only an agent or a conduit, or lacks the requisite amount of business substance, in which case the application of the tax arrangement may be denied. As of December 31, 2011, the deferred tax liability related to the withholding tax on undistributed earnings of Sinovac Beijing is $nil (December 31, 2010 - $1,005,186) based on 10%. As of December 31, 2011, the withholding tax on dividends declared to Sinovac Hong Kong is $1,730,201 (December 31, 2010 - $nil) based on a withholding tax rate of 10% and is included in income tax payable.  The withholding tax rate and amount are subject to the approval of the PRC tax authorities.

The Company was incorporated in Antigua and Barbuda, and has historically been involved in a number of business combinations and significant financing. As a result, the Company could be involved in various investigations, claims and tax reviews that arise in the ordinary course of business activities.

Income taxes are attributed to the operations in China and consist of:

	2011	2010	2009

Current	$2,221,408	$1,004,607	$9,878,698
Deferred	2,845,195	(1,708,489)	1,261,823
Total income tax expense (recovery)	$5,066,603	$(703,882)	$11,140,521

The reconciliation of income taxes at the statutory income tax rate in Antigua and Barbuda to income tax rate based on income before income taxes stated in the consolidated statements of income (loss) is as follows:

	2011	2010	2009
Income taxes resultant from capital gain	$—	$—	$2,485,556
Income taxes on dividend and interest income received from subsidiary	725,015	(420,237)	1,397,306
Loss of subsidiaries at higher rate in China	(2,055,694)	(1,897,897)	(650,715)
Income of the subsidiary (Sinovac Beijing) at higher rate in China	1,651,243	901,804	6,918,471
Changes in tax benefits not recognized	4,327,094	2,172,278	772,572
Non-deductible expenses	206,641	13,800	355,924
Future tax rate difference on current timing differences	432,924	(1,487,233)	(133,719)
Others	(220,620)	13,603	(4,874)
Income tax expense (recovery)	$5,066,603	$(703,882)	$11,140,521

The tax effects of temporary differences that give rise to the Company’s deferred tax assets are as follow:

	2011	2010
Tax losses carried forward	$2,055,694	$1,897,897
Tax on accounts receivable provision	630,970	631,938
Excess of tax cost over net book value of certain assets	2,898,123	3,189,131
Less: valuation allowance	(5,165,673)	(2,529,835)
Total deferred tax assets	419,114	3,189,131
Less: current portion	—	(2,682,069)
Total deferred tax assets-long term	$419,114	$507,062

The Company determines deferred taxes for each tax-paying entity in each tax jurisdiction. The potential tax benefits arising from the losses incurred by its subsidiaries have not been recorded in the financial statements. The tax losses of its PRC subsidiaries in the amount of $8,930,894 (RMB 56,842,461) can be carried forward for five consecutive years against its profits starting from 2012 and will expire ranging from 2015 to 2017.

The Company evaluates its valuation allowance requirements at each reporting period by reviewing all available evidence, both positive and negative, and considering whether, based on the weight of that evidence, a valuation allowance is needed. When circumstances change causes a change in management’s judgement about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in income from continuing operations. The future realization of the tax benefit of an existing deductible temporary difference ultimately depends on the existence of sufficient taxable income of the appropriate character within the carryforward period available under applicable tax law.

A full valuation allowance has been provided for the current deferred income tax assets arising from Sinovac Beijing’s temporary differences.

The valuation allowance relating to losses carried forward of the PRC subsidiaries are still required as realization of this element of the potential tax benefit is still uncertain.